SECURITIES AND EXCHANGE COMMISSION
                                 WASHINGTON, D.C. 20549



                                        FORM 8-K

                                     CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d) OF THE
                            SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported): September 17, 2001


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                          GEORGIA-PACIFIC CORPORATION
               (Exact Name of Registrant as Specified in Charter)


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         Georgia                       1-3506                  93-0432081
(State or Other Jurisdiction      (Commission File          (I.R.S. Employer
     of Incorporation)                 Number)             Identification No.)


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               133 Peachtree Street, N.E., Atlanta, Georgia 30303
              (Address of Principal Executive Offices) (Zip Code)


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                                 (404) 652-4000
              (Registrant's Telephone Number, Including Area Code)


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                                 Not applicable
         (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.

Attached hereto as Exhibit 99.1 is a press release issued by Georgia-Pacific Corporation on September 17, 2001 which press release is hereby incorporated herein by this reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits:

99.1     Press release issued by Georgia-Pacific Corporation on September 17,
         2001.



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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 17, 2001

                                                GEORGIA-PACIFIC CORPORATION



                                                By:  /s/ Kenneth F. Khoury
                                                     -----------------------
                                                     Kenneth F. Khoury
                                                     Vice President, Deputy
                                                     General Counsel and
                                                     Secretary



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                                 EXHIBIT INDEX


Exhibit
Designation                Nature of Exhibit
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99.1                       Press release issued by Georgia-Pacific Corporation
                           on September 17, 2001.